Exhibit 99.1

News Release
FOR IMMEDIATE RELEASE

Beth Frost-Johnson, Sr. VP of Marketing
Merge Healthcare
414.977.4254
bfrost@merge.com

Melanie Gretzon
Merge Healthcare
414.977.4000
ir@merge.com

MERGE HEALTHCARE TO ESTABLISH GLOBAL SOFTWARE ENGINEERING AND SUPPORT CENTER IN INDIA

Mr. Avinash Agrawal Appointed as Managing Director
Company to Conduct Strategic Direction Conference Call on November 17, 2006

November 16, 2006, Milwaukee, WI - Merge Technologies Incorporated, d.b.a. Merge Healthcare (NASDAQ: MRGE; TSX:MRG), today announced that it is forming a global software engineering and customer support center to complement its existing North American and China-based operations. The Pune, India engineering and support center is expected to grow to approximately 150 software development and customer support engineers by the end of February 2007 and to more than 200 by mid-year.

“When I joined Merge Healthcare in September, we began to aggressively explore options for expanding our offshore engineering development and customer support operations,” said Kenneth D. Rardin, President and CEO of Merge Healthcare. “In 2006, it is a business necessity to use global delivery and support strategies to become more agile. In a competitive market, this agility allows more aggressive schedules in product development, reduced time-to-market, improved product quality, higher customer satisfaction and lower operating costs.

“Strategically, as Merge Healthcare refocuses its business development strategy, we will have a model that allows us to manage the cost structures of newly acquired businesses, and this will accelerate the positive contribution of those investments,” said Mr. Rardin.

For Cedara Software’s OEM customers, the Company’s onshore-offshore capability is expected to provide flexible, on-demand product development and custom engineering. Such capabilities bring a competitive advantage in a dynamic industry where reimbursement changes, medical research and other medical imaging industry factors demand product development agility. In addition, having an around-the-clock product development and customer support capability not only accelerates product delivery, but also improves communication worldwide, which is of particular importance as Merge Healthcare continues to expand globally. In the direct end-user market throughout the world, hospitals, imaging centers and specialty clinics will gain an advantage with earlier availability of software updates and an expanded 24/7 customer service and support center, thereby accelerating resolution of customer issues and supporting remote installations with minimal interruption.

In conjunction with establishing its India operations, Merge Healthcare announced the appointment of Avinash C. Agrawal as Managing Director – Cedara India to assist in quickly ramping up the offshore center and transitioning projects there. Mr. Agrawal has over 30 years of experience in building and operating several successful software engineering and business services export companies in India. Most recently, he was founder of Paragon Solutions India, which is now the India-based software development division of First Consulting Group (NASDAQ:FCG). Before leaving FCG in late 2005, he had grown the FCG India operation from its inception in 1998 to more than 500 employees. Mr. Rardin was formerly Chairman and CEO of Paragon Solutions and worked closely with Mr. Agrawal in growing Paragon from a small off-shore venture to an organization with several hundred software developers in India and Vietnam.

“For more than two decades, I have had the privilege of managing several successful, fast-growing software technology companies in the heart of the thriving Indian IT services business,” said Mr. Agrawal. “Mr. Rardin and I have worked very successfully together in the past to combine off-shore capabilities with on-shore close-to-the-customer product and service management. I am particularly excited to have another opportunity to provide such services to a U.S. healthcare information technology firm, and Merge Healthcare is an ideal fit given its leadership and experience in the medical imaging market. In conjunction with Merge Healthcare’s decision to consolidate and streamline its operations, it is an ideal time to maximize this restructuring benefit by moving additional business processes offshore. I look forward to contributing to the success of this transition.”

Merge has registered the name of Cedara Software Services (India) Pvt. Ltd. as its operating company in India and expects that the incorporation steps will be completed by mid-December, after which Mr. Agrawal will become its founding Managing Director. In order to rapidly launch its India engineering and support center, Merge expects to work in conjunction with a well-established India-based offshore outsourcing firm to assist in building its India operation.

From our prior experience, we understand the importance of applying stringent criteria in the selection of our partner in this venture,” said Mr. Rardin. “Among these are the availability of a large pool of software developers with medical imaging and healthcare IT expertise, superior English language skills, and many years of experience delivering projects to highly-satisfied customers. Most importantly, our partner should follow the Software Engineering Institute’s Capability Maturity Models® (CMM®). Working with a CMMi Level 5 firm which integrates software engineering, systems engineering and integrated product and process development, and which connects management and engineering activities to business objectives, was a key factor in selecting our partner for building the India operation.”

Upon the completion of the incorporation of Merge’s new India subsidiary, which is anticipated in mid-December, Merge will begin transitioning software development and support for several of its application software products and core software platforms to its new global delivery and support operations.

Conference Call:

The management of Merge Technologies Incorporated will conduct a conference call on Friday, November 17, 2006, at 10:00 AM (Eastern) to review third quarter results and provide an update of the company’s business operations and strategy. Following the review, a question and answer session will be conducted.
Investors will have the opportunity to listen to the conference call via phone or over the Internet at http://www.videonewswire.com/event.asp?id=36314. To listen to the live call, investors should go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay via the Internet will also be available shortly after the call. Detailed call and web cast information is also listed at: http://www.mergehealthcare.com/investorrelations/confcalllist.asp.

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Merge Healthcare is a market leader in the development and delivery of medical imaging and information management software and services. Our innovative software solutions use leading-edge imaging software technologies that accelerate market delivery for our OEM customers, while our end-user solutions improve our customers’ productivity and enhance the quality of patient care they provide. For additional information, visit our website at www.merge.com.

Except for the historical information herein, the matters discussed in this news release include forward-looking statements that may involve a number of risks and uncertainties. When used in this press release, the words “will,” “believes,” “intends,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied by, the forward-looking statements based on a number of factors, including, but not limited to: unanticipated issues associated with forming the subsidiary entity in India; failure or delays in negotiating binding final agreements with the chosen India-based services firm; challenges and delays in recruiting, hiring and training appropriate personnel in India; delays or difficulties in imparting to the Indian employees the required knowledge of the Company’s products; failure to effectively integrate the North American and the Indian operations; unexpected difficulties in successfully transitioning engineering and customer support services to the Indian operations; difficulties in coordinating project and product management between the North American and Indian operations; and other risk factors detailed in the Company’s filings with the Securities and Exchange Commission. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances, or for any other reason.